U.S. SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 18, 2005


                            LEXINGTON RESOURCES, INC.
               --------------------------------------------------
        (Exact Name of Small Business Issuer as Specified in its Charter)


                                     NEVADA
                    ----------------------------------------
              (State or other Jurisdiction as Specified in Charter)


            00-25455                                88-0365453
           -----------------                -------------------------
      (Commission file number)          (I.R.S. Employer Identification No.)


                            7473 West Lake Mead Road
                             Las Vegas, Nevada 89128
                         -------------------------------
                    (Address of Principal Executive Offices)


                                  702.382.5139
                              --------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

            The Board of Directors of the Company was advised that a private transaction not involving a public sale occurred effective as of February 18, 2005 between Orient Explorations Ltd., a corporation organized under the laws of Belize ("Orient") and Longfellow Industries (B.C.) Ltd., a corporation organized under the laws of the province of British Columbia, Canada ("Longfellow"). Pursuant to the terms and provisions of the private transaction, Orient sold 3,000,000 shares of restricted common stock of the Company to Longfellow at par value $0.00025 for an aggregate consideration of approximately $750.00 in cash. At the time of the transaction, Orient is deemed to be an affiliate of the Company.

            The following table sets forth, as of the date of this Current Report, certain information with respect to the beneficial ownership of common stock by each stockholder known by the Company to be the beneficial owner of more than 5% of the common stock and by each of the Company's current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.


------------------------------------------------- ---------------------------------------------- -----------------------
      NAME AND ADDRESS OF BENEFICIAL OWNER          AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP    PERCENT OF BENEFICIAL
                                                                                                        OWNERSHIP
------------------------------------------------- ---------------------------------------------- -----------------------
Grant Atkins                                                      100,0000 (1)                            0.58%
7473 West Lake Mead Road
Las Vegas, Nevada 89128
------------------------------------------------- ---------------------------------------------- -----------------------
Longfellow Industries (B.C.) Ltd.                                 3,000,000 (2)                          17.65%
612-618 West 45th Avenue
Vancouver, British Columbia
Canada V5Z 4R7
------------------------------------------------- ---------------------------------------------- -----------------------
Douglas Humphreys                                                  250,000(3)                             1.45%
7473 West Lake Mead Road
Las Vegas, Nevada 89128
------------------------------------------------- ---------------------------------------------- -----------------------
Norman MacKinnon                                                    2,500(4)                              0.01%
7473 West Lake Mead Road
Las Vegas, Nevada 89128
------------------------------------------------- ---------------------------------------------- -----------------------
Steve Jewett                                                        2,500(4)                              0.01%
7473 West Lake Mead Road
Las Vegas, Nevada 89128
------------------------------------------------- ---------------------------------------------- -----------------------
Orient Explorations Ltd.                                          6,000,000(5)                           35.30%
P.O. Box 97 Leeward
Highway, Provinciales
Turks & Caicos Islands
------------------------------------------------- ---------------------------------------------- -----------------------
All Officers and Directors (4 total)                                 355,000                              2.05%
------------------------------------------------- ---------------------------------------------- -----------------------

(1) Includes 100,000 options to purchase shares of common stock at an exercise price of $3.00 per share.

(2) The sole shareholder of Longfellow Industries (B.C.) Ltd. is Irene V. Cox. The directors of Longfellow Industries (B.C.) Ltd. are Irene V. Cox, Catherine S. Lambert and William A. Cox. The board of directors of Longfellow Industries (B.C.) Ltd. has the sole exclusive voting and disposition rights regarding shares of common stock.

(3) Includes 200,000 options to purchase shares of common stock at an exercise price of $3.00 per share and 50,000 options to purchase shares of common stock at an exercise price of $0.50 per share.

(4) Includes 2,500 options to purchase shares of common stock at an exercise price of $1.00 per share.

(5) The sole shareholder of Orient Explorations Ltd. is Canopus Limited for Meridan Trust. The sole director of Orient Explorations Ltd. is Cockburn Directors, Ltd. Mr. Dempsey has the sole exclusive voting and disposition rights regarding shares of common stock.


         The Board of Directors of the Company is unaware of any arrangement or understanding among the members of Orient Explorations Ltd. and Longfellow Industries (B.C.) Ltd. with respect to election of directors of the Company or other matters.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Not Applicable.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          Lexington Resources, Inc.


Date:  February 18, 2005                  By:/s/ GRANT ATKINS
                                          ------------------------
                                          Grant Atkins
                                          President and Chief Executive Officer